UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2006

Champps Entertainment, Inc.

(Exact name of Registrant as specified in charter)

Delaware	000-22639	04-3370491
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10375 Park Meadows Drive, Suite 560, Littleton, CO 80124

(Address of Principal Executive Offices) (Zip Code)

(303) 804-1333

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2, below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events.

On January 10, 2006, Champps Entertainment, Inc. issued a news release entitled “Champps Entertainment Announces Stock Repurchase Program; May Close Up to Five Underperforming Restaurants,” a copy of which is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is being filed with this Current Report on Form 8-K.

99.1	Press Release dated January 10, 2006, entitled “Champps Entertainment Announces Stock Repurchase Program; May Close Up to Five Underperforming Restaurants.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2006	Champps Entertainment, Inc. (Registrant)

	By:	/s/ David D. Womack
		Name:	David D. Womack
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated January 10, 2006, entitled “Champps Entertainment Announces Stock Repurchase Program; May Close Up to Five Underperforming Restaurants.”